UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2015

BOOKEDBYUS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176705	26-1679929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Fred Person 619 S. Ridgeley Drive, Los Angeles, CA 90036

(Address of principal executive offices, zip code)

(323) 634-1000

(Registrant’s telephone number, including area code)

changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) The Board of Directors of Bookedbyus Inc. (the “Company”) recently conducted a selection process to determine the Company’s independent registered public accounting firm to review audited statements for the August 31, 2014 year end and for the fiscal year ending August 31, 2015. As a result of this process, the Board of Directors approved the appointment of Seale & Beers as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2015, subject to completion of its standard client acceptance procedures. This action effectively dismissed DeJoya Griffith LLC as the Company’s independent registered public accounting firm as of June 15, 2015.

The reports of DeJoya Griffith LLC on the Company’s financial statements for the fiscal years ended August 31, 2013 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended August 31, 2013 and 2014, and in the subsequent interim period through June 15, 2015, there were no disagreements with DeJoya Griffith LLC on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of DeJoya Griffith LLC, would have caused DeJoya Griffith LLC to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended August 31, 2013 and 2014, or in the subsequent period through June 15, 2015.

The Company has provided a copy of the foregoing disclosures to DeJoya Griffith LLC and requested that DeJoya Griffith LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether DeJoya Griffith LLC agrees with the above statements. A copy of DeJoya Griffith LLC’s letter, dated June 15, 2015, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through June 15, 2015, the Company has not consulted with Seale & Beers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from De Joya Griffith, LLC to the Securities and Exchange Commission dated June 15, 2015

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKEDBYUS INC.

Date: June 15, 2015	By:	/s/ Fred Person
	Name:	Fred Person
	Title:	President